EXHIBIT 10.13

                       PURCHASE AGREEMENT

                    French Fragrances, Inc.
            10-3/8% Senior Notes due 2007, Series C

                       PURCHASE AGREEMENT
                       ------------------

                                                   April 20, 1998

DONALDSON, LUFKIN & JENRETTE
 Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies & Gentlemen:

          French Fragrances, Inc., a Florida corporation
("Company"), agrees with you as follows:

          1. Issuance of Securities. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchaser"), an aggregate of $40 million principal amount of 10-3/8% Senior Notes due 2007, Series C (the "Series C Notes"). The Series C Notes are to be issued pursuant to an indenture (the "Note Indenture") to be dated as of April 27, 1998 between the Company and Marine Midland Bank, as trustee (the "Trustee").

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note Indenture or the Offering Memorandum, as the case may be.

          The Series C Notes will be offered and sold to the Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a final offering memorandum, dated April 20, 1998 including the Company's Annual Report for the year ended January 31, 1998 on Form 10-K as Appendix A thereto and the Company's Current Report on Form 8-K dated March 31, 1998 as Appendix B thereto (collectively, the "Offering Memorandum"), relating to the Company and the Series C Notes for the Purchaser's use.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series C Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE.
     BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST
     HEREIN, THE HOLDER:

       REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
         BUYER" (As defined in Rule 144A under the Securities
         Act) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

       (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES
           ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND IN THE CASE OF CLAUSE (D) OR (E) BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION,

       (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
           THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A
           NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, AND

       (3) ACKNOWLEDGES THAT THE SELLER MAY BE RELYING ON THE
           EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
           SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

       AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

          The Purchaser has advised the Company that it will make offers (the "Exempt Resales") of the Series C Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom the Purchaser reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and, (ii) to non-U.S. persons whom the Purchaser reasonably believes are outside the United States and to whom offers and sales of the Series C Notes may be made in reliance upon Regulation S under the Act ("Regulation S"), in transactions meeting the requirements of Regulation S. The QIBs and the non-U.S. persons outside the United States are referred to herein as the "Eligible Purchasers." The Purchaser will offer the Series C Notes to such Eligible Purchasers initially at a price equal to 106.50% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series C Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series C Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 10-3/8% Series D Senior Notes due 2007 (the "Series D Notes", and together with the Series C Notes, the "Notes") to be offered in exchange for the Series C Notes (the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series C Notes, and to use its reasonable best efforts to cause such Registration Statements to be declared effective. This Purchase Agreement (this "Agreement"), the Notes, the Note Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative
Documents."

          2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company $40 million in principal amount of Series C Notes. The purchase price for the Series C Notes shall be 103.75% of their principal amount.

          3. Delivery and Payment. Delivery to the Purchaser of and payment for the Series C Notes shall be made at 9:00 a.m., New York City time, on April 27, 1998 (the "Closing Date") at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or such other time or place as the Purchaser and the Company shall designate.

          One or more of the Series C Notes in definitive form, registered in the name of Cede & Company., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series C Notes sold pursuant to Exempt Resales to QIBs (collectively, the "Master Note") and one or more of the Series C Notes in definitive form, registered in the name of Cede & Company., as nominee of DTC, having an aggregate principal amount corresponding to the aggregate principal amount of the Series C Notes sold pursuant to Exempt Resales to non-U.S. persons in reliance upon Regulation S (collectively, the "Regulation S Note"), shall be delivered by the Company to the Purchaser (or as the Purchaser directs), against payment by the Purchaser of the purchase price therefor by certified or official bank check or checks payable in federal (same day) funds to the order of the Company or as the Company may direct. The Master Note and the Regulation S Note shall be made available to the Purchaser for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

          4. Agreements of the Company. The Company agrees with the Purchaser as follows:

               (a) To advise the Purchaser promptly and, if requested by the Purchaser, to confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series C Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Series C Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Series C Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Purchaser, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Purchaser may reasonably request. The Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto, by the Purchaser in connection with Exempt Resales.

               (c)  Not to amend or supplement the Offering
     Memorandum prior to the Closing Date unless the Purchaser shall previously have been advised thereof and shall have no reasonable objection thereto after being furnished a copy thereof. The Company shall promptly prepare, upon the Purchaser's request, any amendment or supplement to the Offering Memorandum that may be reasonably necessary or advisable in connection with Exempt Resales.

               (d)  If, after the date hereof and prior to
     consummation of any Exempt Resales, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of Purchaser's counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

               (e)  To cooperate with the Purchaser and its
     counsel in connection with the qualification of the Series C Notes under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

               (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of Purchaser's counsel incurred in connection with any of the foregoing), (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement and the other Operative Documents and all other agreements, memoranda, correspondence and other documents (but not, however, legal fees and expenses of Purchaser's counsel incurred in connection with any of the foregoing) and all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of Purchaser's counsel relating to such registration or qualification), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series C Notes in the National Association of Securities
     Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and
     (x) the performance by the Company of its other obligations under this Agreement and the other Operative Documents.

               (g) To use the proceeds from the sale of the Series C Notes in the manner described or reflected in the Offering Memorandum under the caption "Use of Proceeds."

               (h)  To the extent it may be lawful, not to
     voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

               (i) To do and perform all things required to be done and performed under this Agreement by the Purchaser prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series C Notes.

               (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series C Notes in a manner that would require the registration under the Act of the sale to the Purchaser or Eligible Purchasers of the Series C Notes.

               (k)  For so long as any of the Notes remain
     outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available, upon request, to any QIB holding Series C Notes or any beneficial owner of Series C Notes in connection with any sale thereof and any prospective purchaser of such Series C Notes from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

               (l) To cause the Exchange Offer to be made in the appropriate form to permit registration of the Series D Notes to be offered in exchange for the Series C Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

               (m) To comply with all of its agreements set forth in the Registration Rights Agreement, and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

               (n) To use its reasonable best efforts to effect the inclusion of the Series C Notes in PORTAL.

               (o) During a period of five years following the date of this Agreement, to deliver to the Purchaser promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

          5.   Representations and Warranties.

               (a) The Company represents and warrants to the Purchaser that, as of the date hereof:

               (i) The Offering Memorandum has been prepared in connection with the Exempt Resales. The Offering Memorandum, as of the date thereof, does not, and will not as of the Closing Date, and any supplement or amendment to the Offering Memorandum will not, as of the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph
     (i) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Purchaser furnished to the Company in writing by it expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or order asserting that any of the transactions contemplated by this Agreement is subject to the registration requirements of the Act, has been issued.

               (ii)  When the Series C Notes are issued and
     delivered pursuant to this Agreement, none of the Series C Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under
     Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (iii) Each of the Company and the Subsidiaries has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described or reflected in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and the Subsidiaries (as defined below), taken as a whole (a "Material Adverse Effect").

               (iv) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company (the "Subsidiaries"). All of the outstanding shares of capital stock or other securities evidencing equity ownership of such Subsidiaries of the Company are owned, directly or indirectly, by the Company or through one or more subsidiaries, and such shares of capital stock or securities have been duly authorized and validly issued and are fully paid and non-assessable, were not issued in violation of any preemptive or similar rights and are free and clear of any security interest, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such Subsidiaries.

               (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Note Indenture and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein and therein.

               (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, except as any rights to indemnity and contribution under this Agreement may be limited by federal and state securities laws and except to the extent that a waiver of rights under any usury laws may be unenforceable.

               (vii) The Note Indenture has been duly and validly authorized by the Company and on the Closing Date, will be validly executed and delivered by the Company. When the
     Note Indenture has been duly executed and delivered by the Company, the Note Indenture will be the legally valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable. The Note Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

               (viii) The Series C Notes have been duly and validly authorized for issuance and sale to the Purchaser by the Company pursuant to this Agreement and, when executed, issued and authenticated in accordance with the terms of the
     Note Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable. The Series C Notes, when executed, issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

               (ix)  The Series D Notes have been duly and
     validly authorized for issuance by the Company, and when executed, issued and authenticated in accordance with the terms of the Note Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable.

               (x) The Registration Rights Agreement has been duly and validly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered by the Company, the Registration Rights Agreement will be the legally valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, except as any rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations, and except as enforcement of any provisions requiring the payment of liquidated damages may be limited by applicable law or public policy. The Registration
     Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

               (xi)  Neither the Company nor any of the
     Subsidiaries is in violation of its respective charter or bylaws or is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of the Subsidiaries or their assets or properties, except for any such violations or defaults as would not have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for any such default as would not have a Material Adverse Effect.

               (xii) The execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Notes, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of the Subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their property is or may be bound, except for any such violation, conflict, breach or default as would not have a Material Adverse Effect, (iii) any statute, rule or regulation applicable to the Company, any of the Subsidiaries or any of their assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of the Subsidiaries or their assets or properties. Subject to the assumptions set forth in clauses (i) and (ii) of Section 5(xxvii), no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained and made under the Act and the Trust Indenture Act, or such as may be required by the NASD, or such as may be required under state securities or Blue Sky laws or regulations or the securities laws of non-U.S. jurisdictions. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained).

               (xiii)    There is (i) no action, suit or
     proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is or may be a party or to which the business or property of the Company or any of the Subsidiaries is or may be subject, (ii) no statute, rule, regulation, or order that has been enacted, adopted or issued by any governmental agency or, to the knowledge of the Company, that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiaries is subject that has been issued that, in the case of clauses
     (i), (ii) and (iii) above, if adversely determined,
     (x) might reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or (y) would interfere with or adversely affect the issuance of the Notes or (z) in any manner draw into question the validity of this Agreement or any other Operative Document.

               (xiv) No action, to the Company's knowledge, has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and no action, suit or proceeding is pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Notes or in any manner draw into question the validity of any Operative Document; and, to the Company's knowledge, every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

               (xv) There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries nor, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any or the Subsidiaries or, to the knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute slowdown or stoppage pending against the Company or any of the Subsidiaries nor, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) to the knowledge of the Company, no union representation question existing with respect to the employees of the Company and, to the knowledge of the Company, no union organizing activities are taking place. Neither the Company nor any of the Subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, or analogous foreign laws and regulations, other than any such violation as would not result in a Material Adverse Effect.

               (xvi) Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of them under applicable Environmental Laws or is violating any term or condition of such permit, license or approval, other than any such violation or failure to obtain a permit, license or approval as would not have a Material Adverse Effect.

               (xvii) Each of the Company and the Subsidiaries has (i) good and marketable title to all of the properties and assets described or reflected in the Offering Memorandum as owned by it, free and clear of all Liens, except such as exist on the date hereof and are described or reflected in the Offering Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business currently conducted by it in the manner described or reflected in the Offering Memorandum, except where failure to hold such Authorizations or to make any such declaration or filing would not have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting suspending or revoking any such Authorization. All such Authorizations (as qualified in clause (iii) above) are valid and in full force and effect and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations (as qualified in clause (iii) above) and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except where the failure to comply would not have a Material Adverse Effect. All leases to which the Company or any of the Subsidiaries is a party are valid and binding in all material respects upon the Company or such Subsidiary, as the case may be, and, to the Company's knowledge, upon the other parties thereto, no material default by the Company or any of the Subsidiaries has occurred and is continuing thereunder, and, to the knowledge of the Company, no material defaults by the landlord are existing under any such lease.

               (xviii)   Each of the Company and the Subsidiaries
     owns or possesses or otherwise has the right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the right of any person, which, if determined adversely to the Company or the Subsidiaries, would have a Material Adverse Effect.

               (xix) All tax returns required to be filed by the Company or any of the Subsidiaries, in all jurisdictions, have been so filed, except where the failure to so file would not have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, except where the failure to so pay would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries knows of any material proposed additional tax assessments against it or any of the Subsidiaries.

               (xx)  Neither the Company nor any of the
     Subsidiaries is, and after giving effect to the offering and sale of the Notes and the application of the net proceeds therefrom in accordance with the Offering Memorandum, none of them will be, (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

               (xxi) There are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act or analogous foreign laws and regulations securities held by them.

               (xxii) The authorized, issued and outstanding capital stock of each of the Company and each of the Subsidiaries has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights. The Company had at January 31, 1998, an authorized and outstanding capitalization as set forth in the Company's annual report on Form 10-K for the year ended January 31, 1998 (the "Form 10-K").

               (xxiii) Each certificate signed by any officer of the Company and delivered to the Purchaser or counsel for the Purchaser shall be deemed to be a representation and warranty by the Company to the Purchaser as to the matters covered thereby.

               (xxiv)    The Company maintains a system of
     internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxv) The Company and each of the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made (that have not been undertaken) in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

               (xxvi)    Neither the Company nor any of the
     Subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or (ii) since the fifth business day prior to the date of this Agreement (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (xxvii)   No registration under the Act of the
     Series C Notes is required for the sale of the Series C Notes to the Purchaser as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Series C Senior Notes in the Exempt Resales are either QIBs or non-U.S. persons the Purchaser reasonably believes are outside the United States to whom offers and sales of the Series C Notes may be made in reliance upon Regulation S and
     (ii) the accuracy of the Purchaser's representations contained herein. No form of general solicitation and directed selling efforts or general advertising was used by the Company, the Subsidiaries or any of its representatives in connection with the offer and sale of any of the Series C Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Company has not (and none of its representatives has) engaged in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Series C Notes being offered and sold pursuant to Regulation
     S. No securities of the same class as the Series C Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (xxviii) Set forth on Exhibit B hereto is a list of each employee pension or welfare benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series C Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notices to Investors."

               (xxix) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering
     Memorandum: neither the Company nor any of the Subsidiaries has incurred or will incur any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole (other than accounts payable in the ordinary course of business), nor entered into any transaction not in the ordinary course of business; there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change"); there have not been dividends or distributions of any kind declared, paid or made by the Company or any of the Subsidiaries on any class of its capital stock other than the Company's repurchase for an aggregate purchase price of approximately $169,000 of 32,202 shares of the Company's Series C Convertible Preferred Stock, par value $.01 for award pursuant to the Company's
     6% Bonus Pool (as defined in the Offering Memorandum) (the "Series C Preferred Purchase"); there has not been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt (other than accounts payable incurred in the ordinary course of business), of the Company or any of the Subsidiaries from that set forth in the Offering Memorandum.

               (xxx) Neither the Company, the Subsidiaries nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

               (xxxi) The accountants who have certified or shall certify the financial statements and supporting schedules included or to be included as part of the Offering Memorandum are independent accountants. The consolidated historical financial statements of the Company and the Subsidiaries together with the related notes included in the Offering Memorandum (and any amendment or supplement thereto) present fairly the consolidated financial condition, results of operations and statements of cash flow of the Company and the Subsidiaries, on the basis stated in the Offering Memorandum, at the respective dates and for the respective periods indicated; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data relating to the Company set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. Based solely on the audit opinion of Richard A. Eisner LLP, independent public accountants, the historical financial statements of J.P. Fragrances, Inc. ("JPF") together with related notes included in the Offering Memorandum (and any amendment or supplement thereto) present fairly in all material respects the financial position and results of operations of JPF, on the basis stated in the Offering Memorandum, at the respective dates and for the respective periods indicated in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The pro forma financial statements included in the Offering Memorandum or forming a part thereof, have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly on that basis, the acquisition of JPF, provided, however, that to the extent that the foregoing representation relates to the historical financial statements of JPF, it is based solely on the audit opinion of Richard A. Eisner LLP, independent public accountants. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements and the books and records of the Company and the Subsidiaries, provided, however, that to the extent that the foregoing representation relates to the historical financial statements of JPF, it is based solely on the audit opinion of Richard A. Eisner LLP, independent public accountants.

               (xxxii) The present fair saleable value of the assets of the Company, on a consolidated basis, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, on a consolidated basis, do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Series C Notes, the present fair saleable value of the assets of the Company, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, on a consolidated basis, upon the issuance of the Series C Notes, will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, on a consolidated basis, taking into account the projected capital requirements and capital availability of the Company.

               (xxxiii) There are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person (other than the Purchaser) that would give rise to a valid claim against the Company, the Subsidiaries or the Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

               (xxxiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

               (xxxv) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has, to the Company's knowledge, imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

          The Company acknowledges that the Purchaser and, for purposes of the opinions to be delivered to the Purchaser pursuant to Section 7 hereof, counsel to the Company and counsel to the Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

               (b) The Purchaser represents and warrants to the Company and agrees that:

               (i)  The Purchaser is a QIB, with such
     knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series C Notes.

               (ii)  The Purchaser (A) is not acquiring the
     Series C Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and
     (B) will be reoffering and reselling the Series C Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to non-U.S. persons it reasonably believes are outside the United States to whom offers and sales of the Series C Notes may be made in reliance on Regulation S.

               (iii) No form of general solicitation or general advertising has been or will be used by the Purchaser or any of its representatives in connection with the offer and sale of any of the Series C Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (iv) No form of directed selling efforts within the meaning of Rule 902 under the Act in the United States has been or will be used by the Purchaser or any of its representatives in connection with the offer and sale of any of the Series C Notes being sold pursuant to Regulation S.

               (v) In connection with sales outside the United States, the Purchaser represents and warrants to and agrees with the Company that it will not offer, sell or deliver the Series C Notes to, or for the account or benefit of, U.S. persons (i) as part of the Purchaser's distribution at any time except pursuant to Rule 144A or another exemption from the registration requirements under the Securities Act, or (ii) otherwise until forty (40) days after the later of the commencement of the sale of the Series C Notes and the Closing Date and it will send to each dealer or person receiving a selling concession, fee or other remuneration to whom it sells such Series C Notes (whether or not such dealer or person participated in the offering) during such period, a confirmation or other notice stating that such dealer or person receiving a selling concession, fee or other remuneration is subject to the restrictions on offers and sales of the Series C Notes within the United States or to, or for the account or benefit of, U.S. persons applicable to the Initial Purchaser.

               (vi) The Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series C Notes only from, and will offer to sell the Series C Notes only to, QIBs and non-U.S. persons it reasonably believes are outside the United States to whom offers and sales of the Series C Notes may be made in reliance on Regulation S. The Purchaser further agrees (A) that it will offer to sell the Series C Notes only to, and will solicit offers to buy the Series C Notes only from (1) QIBs who in purchasing such Series C Notes will be deemed to have represented and agreed that they are purchasing the Series C Notes for their own account or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (2) non-U.S.

     persons who in purchasing such Series C Notes will be deemed to have represented and agreed that they are outside the United States, (B) that, in the case of such QIBs, such QIBs acknowledge and agree that such Series C Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144, (III) to a non-U.S. person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and, in the case of clauses (II) or (IV), based upon an opinion of counsel if the Company so requests), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the note evidenced thereby of the resale restrictions set forth in (B) above.

               (vii) The Purchaser also understands that the Company and, for purposes of the opinions to be delivered to the Purchaser pursuant to Section 7 hereof, counsel to the Company and counsel to the Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          6.   Indemnification.

               (a) The Company agrees to indemnify and hold harmless (i) the Purchaser and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Purchaser (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Purchaser or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

               (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement, except to the extent the Company or any Subsidiary is materially prejudiced by such failure). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Indemnified Person, unless (i) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to such Indemnified Person, (ii) the Company has authorized the employment of counsel for the Indemnified Person at the expense of the Company, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that it has reasonably concluded that a conflict of interest may exist between the Company and such Indemnified Person in the conduct of the defense of such action or proceeding. In the case of each of clause (i), (ii) or (iii) above, the Company shall pay, as incurred, the fees and expenses of such counsel, regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Persons, which firm shall be designated by the Purchaser. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of an Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

               (c) The Purchaser agrees to indemnify and hold harmless the Company, and its directors, officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to the Purchaser furnished in writing by the Purchaser to the Company expressly for use in the Offering Memorandum.

               The statements in the Offering Memorandum in the third paragraph, the fourth sentence in the seventh paragraph and the last paragraph in Plan of Distribution constitute the only information heretofore furnished to the Company in writing by the Purchaser expressly for use in the Offering Memorandum, or any amendment or supplement thereto.

               (d)  If the indemnification provided for in this
     Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses
     (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, from the offering of the Series C Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Purchaser, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Series C Notes (net of discounts and commissions but before deducting expenses) received by the Company and the total discounts and commissions received by the Purchaser bear to the total price of the Series C Notes paid in the Exempt Resales, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, on the one hand, and the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Purchaser agree that it would not be just and equitable if contribution to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 6, neither the Purchaser (nor any of the related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by the Purchaser with respect to the Series C Notes, exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The indemnity set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

               (f) The Company hereby designates Abelman, Frayne & Schwab, 150 East 42nd Street, 26th Floor, New York, NY 10017-5612 (Attention: Peter Lynfield) as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any state or federal court in the State of New York by the Purchaser or any person controlling the Purchaser asserting a claim for indemnification or contribution under or pursuant to this
     Section 6, and the Company will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to the Company at the address for notices specified in Section 9 hereof.

          7. Conditions of Purchaser's Obligations. The obligations of the Purchaser under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if, assuming, in the case of the Closing Date, that this Agreement had been executed on the Closing Date, made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with in all material respects by it at or prior to the Closing Date.

               (b)  The Offering Memorandum shall have been
     printed and copies distributed to the Purchaser not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as to which the Purchaser may agree, and no stop order suspending the qualification or exemption from qualification of any of the Series C Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (c)  No action shall have been taken and no
     statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Series C Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, (i) would prohibit, interfere with or adversely affect the issuance of the Series C Notes, (ii) would reasonably be expected to have a Material Adverse Effect or (iii) would in any manner draw into question the validity of this Agreement, the Note Indenture, the Series C Notes or the Registration Rights Agreement; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement is subject to the registration requirements of the Act shall have been issued.

               (d) Since the dates as of which information is given in the Offering Memorandum and other than as described or reflected therein, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt (other than accounts payable incurred in the ordinary course of business), of the Company or any of the Subsidiaries from that set forth in, or contemplated by, the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of the Subsidiaries on any class of its capital stock other than the Series C Preferred Purchase, and (iii) neither the Company nor any of the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included in the Offering Memorandum (other than accounts payable incurred in the ordinary course of business) or elsewhere in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change.

               (e)  The Purchaser shall have received
     certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs
     (a), (b), (c) and (d) of this Section 7.

               (f) The Purchaser shall have received on the Closing Date an opinion (satisfactory to Purchaser and its counsel), dated the Closing Date, of Steel Hector & Davis LLP, counsel for the Company and the Subsidiaries, to the effect that:

                    (i)   The Company and each of the
     Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described or reflected in the Offering Memorandum, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which, to such counsel's knowledge, the ownership, leasing and operating of its property and the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                    (ii)  To such counsel's knowledge, the
     entities listed on Schedule I hereto are the only Subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock or other securities evidencing equity ownership of such Subsidiaries of the Company are owned, directly or indirectly, by the Company or through one or more subsidiaries, and such shares of capital stock or securities have been duly authorized and validly issued and are fully paid and non-assessable, and to such counsel's knowledge, were not issued in violation of any preemptive or similar rights, free and clear of any security interest, claim, lien or encumbrance. To such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such Subsidiaries.

               (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Note Indenture and the Registration Rights Agreement and to consummate the transactions contemplated hereby or thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein.

               (iv) The Company has duly and validly authorized, executed and delivered this Agreement.

               (v) The Company has duly and validly authorized, executed and delivered the Note Indenture and (assuming the due authorization, execution and delivery thereof by the Trustee) the Note Indenture is the legally valid agreement and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The Note Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

               (vi)  The Series C Notes have been duly and
     validly authorized for issuance and sale to the Purchaser by the Company pursuant to this Agreement and, when executed, issued and authenticated in accordance with the terms of the Note Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The Series C Notes, when executed, issued, authenticated and delivered in accordance with the terms of the Note Indenture, will conform in all material respects to the description thereof in the Offering Memorandum.

               (vii) The Series D Notes have been duly and validly authorized for issuance by the Company and, when executed, issued, authenticated and delivered in accordance with the terms of the Note Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

               (viii) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legally valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, (iii) except as any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations, and (iv) except as enforcement of any provisions requiring the payment of liquidated damages may be limited by applicable law or public policy. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

               (ix)  When the Series C Notes are issued and
     delivered pursuant to this Agreement, none of the Series C Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Subsidiary that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (x) No registration under the Act of any of the Series C Notes is required for the sale of the Series C Notes to the Purchaser as contemplated hereby or for the Exempt Resales assuming (i) that each of the Eligible Purchasers is a QIB or a non-U.S. person the Purchaser reasonably believes is outside the United States and to whom offers and sales of the Series C Notes may be made in reliance upon Regulation S and (ii) the accuracy of the Purchaser's representations contained herein.

               (xi) To such counsel's knowledge, neither the Company nor any of the Subsidiaries (a) is in violation of its respective charter or bylaws, (b) is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel to which it is a party or by which it is bound or to which any of its properties is subject or (c) is in violation of any law, statute, rule, regulation, judgment or court decree, known to such counsel, applicable to the Company or the subsidiaries, in the case of clause (b) or (c), other than such violation or default that has not had and will not have a Material Adverse Effect; provided however that no opinion need be expressed with respect to the Company's purchase of fragrance products from Diverted Sources. To such counsel's knowledge, there exists no condition that, with notice, the passage of time or otherwise, would constitute such default under any such document or instrument; provided however that no opinion need be expressed with respect to the Company's purchase of fragrance products from Diverted Sources.

               (xii) The execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Notes, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of the Subsidiaries, (ii) any bond, debenture, note or any other evidence of indebtedness or any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of the Subsidiaries or their assets or properties; provided however that no opinion need be expressed with respect to applicable state or foreign securities or Blue Sky laws, or (iv) any judgment, order or decree known to such counsel of any court or governmental agency or authority having jurisdiction over the Company, any of the Subsidiaries or their assets or properties. Subject to the assumptions set forth in clauses
     (i) and (ii) of Section 7(f)(x), no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained and made under the Act and the Trust Indenture Act) or such as may be required by NASD or under state securities or Blue Sky laws and regulations or under the securities laws of non-U.S. jurisdictions. No consents or waivers from any other person are required under any bond, debenture, note or any other evidence of indebtedness or any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, are required to be obtained).

               (xiii)  To the knowledge of such counsel, no
     action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes; to the knowledge of such counsel, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and, to the knowledge of such counsel, no action, suit or proceeding is pending or threatened against or affecting, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Notes or in any manner draw into question the validity of any Operative Document; and to the knowledge of such counsel every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects (provided however that no opinion need be expressed as to requests from state or foreign securities authorities or agencies).

               (xiv) To the knowledge of such counsel, the Company and each of the Subsidiaries has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described or reflected in the Offering Memorandum, except where failure to hold such Authorizations would not have a Material Adverse Effect and
     (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To such counsel's knowledge, all such Authorizations (as qualified in clause (i) above) are valid and in full force and effect and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations (as qualified in clause (i) above) and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the knowledge of such counsel, the lease of the National Trading Facility is valid and binding and no material default by the Company has occurred and is continuing thereunder, and no material defaults by the landlord are existing under such lease.

               (xv) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor, to the knowledge of such counsel, has the Company or any of the Subsidiaries violated any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees nor, to the knowledge of such counsel, any applicable wage or hourly laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder or analogous foreign laws and regulations, nor, to the knowledge of such counsel, has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result in a Material Adverse Effect.

               (xvi) Neither the Company nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Notes and the application of the net proceeds therefrom in accordance with the Offering Memorandum, none of them will be, (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or analogous foreign laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

               (xvii) To the knowledge of such counsel, there are no holders of securities of the Company or any of the Subsidiaries who, by reason of the execution by the Company of this Agreement or any other Operative Document, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any Subsidiary register under the Act or analogous foreign laws and regulations securities held by them.

               (xviii) Prior to the effectiveness of the Exchange Offer Registration Statement or the effectiveness of the Shelf Registration Statement, the Note Indenture is not required to be qualified under the Trust Indenture Act.

               (xix) The authorized capital stock of the Company and each of the Subsidiaries as of the date hereof has been duly and validly authorized and the issued and outstanding capital stock of the Company and each of the Subsidiaries at January 31, 1998, has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to statutory preemptive rights. The Company had at January 31, 1998, an authorized and, to the knowledge of such counsel, outstanding capitalization as set forth in the Company's Form 10-K.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Purchaser's representatives and its counsel in connection with the preparation of the Offering Memorandum and has considered the matters required to be stated therein and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises the Purchaser that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Offering Memorandum (as amended or supplemented, if applicable), at the time such Offering Memorandum was circulated or that the Offering Memorandum, at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Offering Memorandum.

          The opinions of such counsel described in this paragraph shall be rendered to the Purchaser at the request of the Company and shall so state therein.

               (g) The Purchaser shall have received on the Closing Date an opinion (satisfactory to Purchaser and its counsel) dated the Closing Date, of Oscar E. Marina, Esq., general counsel of the Company and the Subsidiaries, to the effect that, to the knowledge of such counsel, the Company and each of the Subsidiaries has (i) good and marketable title to all of the properties and assets described or reflected in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as exist on the date hereof and are described or reflected in the Offering Memorandum or as would not have a Material Adverse Effect and (ii) peaceful and undisturbed possession under all leases to which it is party as lessee.

               (h) The Purchaser shall have received an opinion, dated the Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, the Purchaser's counsel, in form and substance reasonably satisfactory to the Purchaser, covering such matters as are customarily covered in such opinions.

               (i) At the time this Agreement is executed and delivered by the Company and on the Closing Date, the Purchaser shall have received letters, substantially in the form previously approved by the Purchaser, from Deloitte & Touche LLP, independent public accountants, with respect to the financial statements and certain financial information contained in Offering Memorandum.

               (j) At the time this Agreement is executed and delivered by the Company and on the Closing Date, the Purchaser shall have received a letter, substantially in the form previously approved by the Purchaser, from Richard A. Eisner LLP, independent public accountants, certifying that they are "independent accountants" with the meaning of the Act.

               (k) Fried, Frank, Harris, Shriver & Jacobson shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

               (l) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as it may reasonably request.

               (m)  The Company and the Trustee shall have
     entered into the Note Indenture and the Purchaser shall have received counterparts, conformed as executed, thereof.

               (n)  The Company shall have entered into the
     Registration Rights Agreement and the Purchaser shall have received counterparts, conformed as executed, thereof.

          All opinions, certificates, letters and other documents required by this Section 7 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Purchaser. The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and other documents as it may reasonably request.

          8.   Effectiveness of Agreement and Termination.  This
Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by the Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Purchaser's judgment, is material and adverse and, in the Purchaser's judgment, makes it impracticable to market the Series C Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Purchaser's opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Purchaser's opinion has a material adverse effect on the financial markets in the United States or (vii) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series C Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the officers or directors of the Purchaser, any person controlling the Purchaser, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Series C Notes and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series C Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section
8), the Company agrees to reimburse the Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Purchaser. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof. The Company agrees to reimburse the Purchaser and its officers, directors and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by the Purchaser in connection with enforcing its rights under this Agreement (including without limitation its rights under Section 6).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Purchaser, its directors and officers, any controlling persons referred to herein, the directors and officers of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series C Notes from the Purchaser merely because of such purchase.

     9. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier or air courier guaranteeing overnight delivery and shall be addressed as follows: (a) if to the Company, French Fragrances, Inc., 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014, Attention: Oscar E. Marina, Esq., with a copy to Steel Hector & Davis LLP, 200 South Biscayne Boulevard, Suite 4000, Miami, Florida 33131, Attention: Beatriz Llorens Koltis, Esq., and (b) if to the Purchaser, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Maureen Block, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Kenneth R. Blackman,
Esq., or in any case to such other address as the person to be notified may have requested in writing.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the Purchaser.

          Please confirm that the foregoing correctly sets forth the Agreement among the Company and the Purchaser.

                              Very truly yours,

                              FRENCH FRAGRANCES, INC.


                              By:/s/ William J. Mueller
                                 ------------------------------
                                 Name:  William J. Mueller
                                 Title: Vice President


Accepted and agreed to as of
the date first above written:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By:______________________________
  Name:
  Title:

                           SCHEDULE I

               List of Subsidiaries of the Company


G.B. Parfums, Inc.
Halston Parfums, Inc.
FRM Services, Inc.
Fine Fragrances, Inc.

                                                      EXHIBIT A
                 Registration Rights Agreement









                 REGISTRATION RIGHTS AGREEMENT


                   DATED AS OF APRIL 27, 1998

                            BETWEEN

                    FRENCH FRAGRANCES, INC.

                              AND

                  DONALDSON, LUFKIN & JENRETTE
                     SECURITIES CORPORATION

          THIS REGISTRATION RIGHTS AGREEMENT (THIS "AGREEMENT") IS MADE AND ENTERED INTO AS OF APRIL 27, 1998 BETWEEN FRENCH FRAGRANCES, INC., A FLORIDA CORPORATION (THE "COMPANY") AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (THE "INITIAL PURCHASER"), WHO HAS AGREED TO PURCHASE THE COMPANY'S 10-3/8% SERIES C SENIOR NOTES DUE 2007, SERIES C (THE "SERIES C NOTES") PURSUANT TO THE PURCHASE AGREEMENT (AS DEFINED BELOW).

          THIS AGREEMENT IS MADE PURSUANT TO THE PURCHASE AGREEMENT, DATED APRIL 20, 1998 (THE "PURCHASE AGREEMENT"), BETWEEN THE COMPANY AND THE INITIAL PURCHASER. IN ORDER
TO INDUCE THE INITIAL PURCHASER TO PURCHASE THE SERIES C NOTES, THE COMPANY HAS AGREED TO PROVIDE THE REGISTRATION RIGHTS SET FORTH IN THIS AGREEMENT. THE EXECUTION AND DELIVERY OF THIS AGREEMENT IS A CONDITION TO THE OBLIGATIONS OF THE INITIAL PURCHASER SET FORTH IN SECTION 7 OF THE PURCHASE AGREEMENT.

          The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.

          Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          Broker-Dealer: Any broker or dealer registered under the Exchange Act.

          Broker-Dealer Transfer Restricted Securities: Series D Notes that are acquired by a Broker Dealer in the Exchange Offer in exchange for Series C Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series C Notes acquired directly from the Company or any of its affiliates).

          Certificated Securities:  As defined in the Indenture.

          Closing Date:  The date hereof.

          Commission:  The Securities and Exchange Commission.

          Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series D Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series D Notes in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Securities tendered by Holders thereof pursuant to the Exchange Offer.

          Damages Payment Date:  With respect to the Series C
Notes, each Interest Payment Date.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Exchange Offer: The registration by the Company under the Act of the Series D Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Series D Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement:  The
Registration Statement relating to the Exchange Offer, including the related Prospectus.

          Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Series C Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to non-U.S. persons whom the Initial Purchaser reasonably believes are outside the United States and to whom offers and sales of the Series C Notes may be made in reliance upon Regulation S under the Act, in transactions meeting the requirements of Regulation S under the Act.

          Global Notes:  As defined in the Indenture.

          Holders:  As defined in Section 2 hereof.

          Indemnified Holder:  As defined in Section 8(a) hereof.

          Indenture: The Indenture, dated the Closing Date, between the Company and Marine Midland Bank, as trustee (the
"Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Interest Payment Date: As defined in the Indenture and the Notes.

          NASD:  National Association of Securities Dealers, Inc.

          Notes:  The Series C Notes and the Series D Notes.

          Person: An individual, partnership, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Registration
Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Record Holder:  With respect to any Damages Payment
Date, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages
Payment Date shall occur.

          Registration Default:  As defined in Section 5 hereof.

          Registration Statement: Any registration statement of the Company relating to (a) an offering of Series D Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

          Series D Notes:  The Company's 10-3/8% Series D Senior
Notes due 2007 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Series C

Notes covered by a Shelf Registration Statement, in exchange for such Series C Notes.

          Shelf Registration Statement: As defined in Section 4 hereof.

          TIA:  The Trust Indenture Act of 1939 (15 U.S.C.
Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement,
(c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) and (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act.

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.  HOLDERS

          A Person is deemed to be a Holder of Transfer
Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.  REGISTERED EXCHANGE OFFER

          (a) Unless the Exchange Offer shall not be permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange

Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series D Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series D Notes to be offered in exchange for the Series C Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

          (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to commence the Exchange Offer on or prior to 30 Business Days after the Exchange Offer Registration Statement has become effective.

          (c)  The Company shall include a "Plan of Distribution"
section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Series C Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Series C Notes (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Series D Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not be required to name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period equal to the shorter of (A) one year from the date on which the Exchange Offer is Consummated and (B) the date on which all Transfer Restricted Securities acquired in the Exchange Offer by Restricted Broker-Dealers have been sold to the public by such Restricted Broker-Dealers.

          The Company shall provide sufficient copies of the latest version of such Prospectus to such Restricted
Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such sales.

SECTION 4.  SHELF REGISTRATION

           (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Series D Notes because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with) or if (ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series D Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series C Notes acquired directly from the Company or one of its affiliates, then the Company shall (x) cause to be filed, on or prior to 30 days after the date on which the Company determines that it is not required to file the

Exchange Offer Registration Statement pursuant to clause (i) above or 30 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall (y) use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 150 days after the date on which the Company becomes obligated to file such Shelf Registration Statement; provided that if the Company has not consummated the Exchange Offer within 180 days of the Closing Date, then the Company will file the Shelf Registration Statement with the Commission on or prior to the 181st date after the Closing Date. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable law or Commission policy, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(d)) following the Closing Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or are eligible for sale under Rule 144(k) under the Act.

          (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of

Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to
Section 5 hereof unless and until such Holder shall have used its reasonable best efforts to provide all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.  LIQUIDATED DAMAGES

          If (i) the Company fails to file any Registration Statement required by this Agreement with the Commission on or prior to the date specified for such filing in this Agreement,
(ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Company fails to Consummate the Exchange Offer within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission, (iv) subject to the provisions of Section 6(c)(i) below, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective for a period of one business day without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately or (v) subject to the provisions of Section 6(c)(i) below, at any time when a prospectus is required by the Act to be delivered in connection with sales of the Transfer Restricted Securities, the Company shall conclude, or the Holders of a majority in principal amount of the affected Transfer Restricted Securities shall reasonably conclude, based on the advice of their counsel, and shall give notice to the Company, that either (A) any event shall have occurred or fact exist as a result of which it is necessary to amend or supplement the prospectus in order that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or
(B) it shall be necessary to amend or supplement such Registration Statement or a Prospectus in order to comply with the requirements of the Act or the rules of the Commission thereunder, and in the case of clause (A) or (B), such Registration Statement is not appropriately amended by an effective post-effective amendment, or the Prospectus is not amended or supplemented, in a manner reasonably satisfactory to the Holders of Transfer Restricted Securities so as to be declared effective or made usable within one business day after the Company shall so conclude or shall receive the above-mentioned notice from Holders of Transfer Restricted Securities (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company agrees to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of
(i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above,
(4) upon the filing of a post-effective amendment to the Registration Statement, or an amendment or supplement to the Prospectus, or an additional Registration Statement, in each case that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) and (v) above, or (5) once the Transfer Restricted Securities are eligible for resale under Rule 144(k) under the Act, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii),
(iii), (iv) or (v), as applicable, shall cease.

          All accrued liquidated damages shall be paid to the Holder of the Global Note by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by mailing checks to their registered addresses on each Damages Payment Date. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6.  REGISTRATION PROCEDURES

          (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all applicable provisions of Section 6(c) below, shall use its reasonable best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

               (i) If, following the date hereof there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Series C Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take commercially unreasonable action to effect a change of Commission policy. In connection with the foregoing, the Company hereby agrees to take all such other actions as are requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

               (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series D Notes to be issued in the Exchange Offer and (C) it is acquiring the Series D Notes in its ordinary course of business. The Exchange Offer Registration Statement shall disclose that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) may not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security Holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series D Notes obtained by such Holder in exchange for Series C Notes acquired by such Holder directly from the Company or an affiliate thereof.

               (iii)  If the Commission requests, prior to
     effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Company., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series D Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series D Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series D Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

          (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

          (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

               (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein
     (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall give notice promptly to the underwriter(s), if any, and selling Holders of the occurrence of such event and file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the offering and sales under the Exchange Offer Registration Statement subsequent to the Consummation of the Exchange Offer or the Shelf Registration Statement for up to 30 days in each year during which such Exchange Offer Registration

     Statement is required to be effective and usable hereunder subsequent to the Consummation of the Exchange Offer or such Shelf Registration Statement is required to be effective and usable hereunder (measured from the date of effectiveness of such Shelf Registration Statement to successive anniversaries thereof) if (A) either (y)(I) the Company shall be engaged in a material acquisition or disposition and (II)(aa) such acquisition or disposition is required to be disclosed in the Exchange Offer Registration Statement or the Shelf Registration Statement, the related Prospectus or any amendment or supplement thereto, or the failure by the Company to disclose such transaction in the Exchange Offer Registration Statement or the Shelf Registration Statement or related Prospectus, or any amendment or supplement thereto, as then amended or supplemented, would cause such Exchange Offer Registration Statement or Shelf Registration Statement, Prospectus or amendment or supplement thereto, to contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statement therein not misleading, in light of the circumstances under which they were made, (bb) information regarding the existence of such acquisition or disposition has not then been publicly disclosed by or on behalf of the Company and (cc) a majority of the Board of Directors of the Company determines in the exercise of its good faith judgment that disclosure of such acquisition or disposition would not be in the best interest of the Company or would have a material adverse effect on the consummation of such acquisition or disposition or (z) a majority of the Board of Directors of the Company determines in the exercise of its good faith judgment that compliance with the disclosure obligations set forth in this Section 6(c)(i) would otherwise have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (B) the Company notifies the Holders within two business days after such Board of Directors makes the relevant determination set forth in clause (A); provided, however, that in each such case the applicable period specified in Section 3 (subsequent to the Consummation of the Exchange Offer) and
     Section 4 hereof during which the applicable Exchange Offer Registration Statement or Shelf Registration Statement is required to be kept effective and usable shall be extended by the number of days during which such effectiveness was suspended pursuant to the foregoing and Liquidated Damages shall not apply during any period the Company is permitted to suspend offerings and sales under this sentence;

               (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
     Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted
     Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (iv)  furnish to the Initial Purchaser, each
     selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof;

               (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

               (vi)  make available at reasonable times for
     inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries cause the Company's and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

               (vii) if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

               (viii) furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including, at the request of such selling Holder and such underwriter(s), exhibits incorporated therein by reference);

               (ix) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

               (x) enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

          (A) furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to furnish) to each selling Holder, the Trustee under the Indenture and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

               (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in paragraphs (a) through (d) of Section 7 of the Purchase Agreement and such other similar matters as the Holders, underwriter(s) and/or Restricted Broker Dealers may reasonably request;

               (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in paragraph (f) of
             Section 7 of the Purchase Agreement and such other matter as the Holders, underwriters and/or Restricted Broker Dealers may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and expresses no opinion as to, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

               (3) a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7 of the Purchase Agreement, without exception;

          (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

          (C) deliver such other documents and certificates as may be reasonably requested by the selling Holders, the underwriter(s), if any, and Restricted Broker Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (x).

          The above shall be done at each closing under such
underwriting or similar   agreement, as and to the extent
required thereunder, and if at any time the representations and warranties of the Company contemplated in (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, the selling Holders and each Restricted Broker-Dealer promptly and if requested by such Persons, shall confirm such advice in writing;

               (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

               (xii) issue, upon the request of any Holder of Series C Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series D Notes having an aggregate principal amount equal to the aggregate principal amount of Series C Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder;

     such Series D Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series C Notes held by such Holder shall be surrendered to the Company for cancellation;

               (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

               (xiv) use its reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

               (xv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

               (xvii)  cooperate and assist in any filings
     required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

               (xviii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security Holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the
     Act);

               (xix) use its reasonable best efforts to cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

               (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange
     Act.

          (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Sections 6(c)(iii)(B),(C)or (D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Sections 6(c)(iii)(B),(C) or (D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

SECTION 7.  REGISTRATION EXPENSES

          All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or any Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series D Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vii) all fees and reasonable out-of-pocket disbursements of the Trustee and the Exchange Agent, including all fees and disbursements of counsel for the Trustee and the Exchange Agent.

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be responsible for fees and disbursements of counsel, accountants or any other advisors to the Initial Purchaser or Holder, underwriting commissions and discounts, brokerage commissions, agent fees (other than fees of the Exchange Agent as specified above) and transfer taxes relating to any Registration Statement filed pursuant to this Agreement.

SECTION 8.          INDEMNIFICATION

          (a)  The Company agrees to indemnify and hold harmless
(i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein.

          In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement, except to the extent the Company or any Subsidiary is materially prejudiced by such failure). In case any such action or proceeding shall be brought or asserted against any of the Indemnified Holders and such Indemnified Holder shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Holder. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by such Indemnified Holder, unless (i) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to such Indemnified Holder, (ii) the Company has authorized the employment of counsel for the Indemnified Holder at the expense of the Company, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Holder and the Company and such Indemnified Holder shall have been advised by counsel that it has reasonably concluded that a conflict of interest may exist between the Company and such Indemnified Holder in the conduct of the defense of such action or proceeding. In the case of each of clause (i), (ii), or
(iii) above, the Company shall pay, as incurred, the fees and expenses of such counsel, regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders of a majority in principal amount of Transfer Restricted Securities involved in such action or proceeding. The Company shall be liable for any settlement of any such action or proceeding effected with the

Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

          (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company, and the Company, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c)  If the indemnification provided for in this
Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities and (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Series C Notes held by each of the Holders hereunder and not joint.

SECTION 9.  RULE 144A

          The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

          For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering. Such investment bankers and managers are referred to herein as the "underwriters."

SECTION 12. MISCELLANEOUS

          (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights pursuant to which the holders of such rights have the right to demand or request that the Company register the securities held by them as a result of the filing of any Registration Statement required to be filed hereunder. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Adjustments Affecting the Notes. The Company will not take any action, or voluntarily permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

          (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer. The Company will promptly furnish to the Trustee under the Indenture a copy of any amendment, modification or supplement to this Agreement.

          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

               (ii) if to the Company:

     French Fragrances, Inc.
     14100 N.W. 60th Avenue
     Miami Lakes, Florida   33014
     Telecopier No.:  (305) 818-8020
     Attention:  Oscar E. Marina, Esq.


     With a copy to:

     Steel Hector & Davis LLP
     200 South Biscayne Boulevard
     Suite 4000
     Miami, Florida   33131-2398
     Telecopier No.:  (305) 577-7001
     Attention:  Beatriz Llorens Koltis, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         FRENCH FRAGRANCES, INC.


                         By: /s/ WILLIAM J. MUELLER
                             ------------------------
                             Name:  William J. Mueller
                             Title: Vice President - Operations,
                                    Chief Financial Officer
                                    and Treasurer



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By: /s/ William J.R. Wilson
    --------------------------
    Name:  William J.R. Wilson
    Title: Vice President

                                                      EXHIBIT B

           EMPLOYEE PENSION AND WELFARE BENEFIT PLANS
           ------------------------------------------

Employee Pension Plans:                         None



Welfare Benefit Plans:        The Company's employees are leased
                              from The Vincam Group, Inc. which
                              provides the Company's employees
                              with a health and dental insurance
                              plan and a life insurance plan
                              through Prudential, and the Company
                              maintains a separate disability
                              plan through UNUM.  The Company
                              also maintains two stock option
                              plans (the 1995 Stock Option Plan
                              and the Non-employee Directors
                              Stock Plan).